EXHIBIT 10.3

                 STOCK OPTION AGREEMENT BY LINKSXPRESS.COM, INC.
                             IN FAVOR OF JVWEB, INC

         THIS STOCK OPTION AGREEMENT (the "Agreement") is made effective the 20th day of September, 1999, between LINKSXPRESS.COM, INC., a Colorado
corporation  (the   "Company"),   and  JVWEB,   INC.,  a  Delaware   corporation
("Optionee").

                                                      RECITALS:

         A. The Company and Optionee have entered into an agreement to exchange certain of their securities.

         B. As part of such exchange, the Company agreed to grant to Optionee the right to acquire certain shares of the Company's common stock (hereinafter called "Common Stock"), all as provided more fully hereinafter, all subject to the terms, provisions and conditions of this Agreement.

                                                     WITNESSETH:

         1. Grant of Stock Option; Purchase Price; Expiration Date. In consideration of $10.00 and other good and valuable consideration (the receipt, adequacy and sufficiency of which the Company hereby acknowledges), the Company hereby grants to Optionee the right to purchase the numbers of shares of Common Stock set forth in the table immediately below at the per-share purchase prices with respect to such numbers of shares set forth to the immediate right of such numbers of shares, respectively (the shares of Common Stock pursuant to which Optionee has acquired the right to purchase are referred to hereinafter as the "Option Shares").

                  Number of Option Shares              Per-Share Purchase Price

                            50,000 Shares                     $0.25
                            50,000 Shares                     $0.50
                            50,000 Shares                     $0.75
                            50,000 Shares                     $1.00
                           100,000 Shares                     $1.50
                           200,000 Shares                     $2.00

The option granted hereunder shall expire five years after the date of this Agreement.

         2. Exercise. Subject to the limitations contained herein, Optionee may exercise the option created pursuant to this Agreement, in whole or in part, at any time or from time to time after the date hereof prior to expiration. If Optionee or Optionee's permitted successor fails to exercise the option created under this Agreement in full on or before the expiration date provided for herein with respect to such option, the unexercised portion of such option shall expire on such expiration date and be of no further force and effect. The option to purchase granted hereunder shall be exercised by giving written notice to the Company in compliance with this Agreement. Such notice shall state the number of Option Shares with respect to which the option is being exercised and shall specify a date which shall not be fewer than ten (10) nor more than thirty (30) days after the date of such notice, as the date on which the Option Shares will be taken up and payment made therefor in cash, certified or bank cashier's check, or the equivalent, at the principal office of the Company. Unless otherwise specified in such notice, the exercise of the option shall be with respect to unpurchased Option Shares having the lowest per-share purchase price. If any law or regulation requires the Company to take any action with respect to the Option Shares specified in such notice, then the date of the delivery of such Option Shares against payment therefor shall be extended for the period necessary to take such action. In the event of any failure to take up and pay for the number of Option Shares specified in such notice on the date set forth therein, as the same may be extended as provided above, such exercise of this option may be terminated by the Company with respect to such number of Option Shares not taken and paid for.

         3.       Adjustments.

         (a) If the outstanding shares of the Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the per-share purchase prices of the Option Shares in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If the outstanding shares of Common Stock shall be combined into a smaller number of shares, the per-share purchase prices of the Option Shares in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the per-share purchase prices of the Option Shares, the numbers of Option Shares purchasable upon the exercise of the Option shall be changed to the numbers determined by dividing (i) an amount equal to the numbers of shares issuable upon the exercise of the Option immediately prior to such adjustment, multiplied by the per-share purchase prices of the Option Shares in effect immediately prior to such adjustment, by (ii) the per-share purchase prices of the Option Shares in effect immediately after such adjustment.

         (b) If there shall occur any capital reorganization or reclassification of the Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection (a) immediately above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, or the payment of a liquidating distribution then, as part of any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, lawful provision shall be made so that Optionee shall have the right thereafter to receive upon the exercise hereof (to the extent, if any, still exercisable) the kind and amount of shares of stock or other securities or property which Optionee would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, as the case may be, Optionee had held the number of shares of Common Stock which were then purchasable upon the exercise of the Option. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of Optionee such that the provisions set forth in this Section 3 (including provisions with respect to adjustment of the per-share purchase prices of the Option Shares) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of the Option.

         4. Shares Reserved. The Company will, at all times during the term of this Agreement, reserve and keep available such number of its common shares as will be sufficient to satisfy the requirements of this Agreement and will pay all fees and expenses necessarily incurred by the Company in connection with the issuance of such shares.

         5. Restriction on Issuance of Shares; Legends. The Company will not be obligated to sell any Option Shares hereunder unless the Option Shares are at the time registered (or exempt from registration) under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws. Optionee shall make such investment representations to the Company and shall consent to the imposition of such legends on the stock certificates as are necessary, in the opinion of the Company's counsel, to secure to the Company an appropriate exemption from applicable securities laws if the Option Shares are not then registered.

         6.       Piggyback Registration Rights.

         (a) If at any time after the date hereof the Company proposes to register any Common Stock under the Act for sale to the public for cash, the Company shall give written notice to Optionee of its intention so to do at least 20 days prior to filing the related registration statement (the "Registration Statement"). Upon the written request of Optionee, given within 10 days after receipt of any such notice, to register any Option Shares (whether such Option Shares have been issued or remain underlying the option created hereby), the Company shall use its best efforts to cause all Option Shares, as to which registration shall have been so requested, to be included in the securities to be covered by the Registration Statement, all to the extent requisite to permit the sale or other disposition by Optionee of the Option Shares requested to be so registered; provided, however, that:

                  (i) If, at any time after giving such written notice of its intention to register any securities and prior to the effective date of the Registration Statement, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to Optionee, and thereupon the Company shall be relieved of its obligation to register any Option Shares in connection with such registration.

                  (ii) If such registration involves an underwritten offering, Optionee must sell its Option Shares to the underwriters selected by the Company on the same terms and conditions as apply to the Company (except as otherwise agreed to by the Company in writing).

The number of Option Shares to be included in such an underwriting may be reduced, pro rata among all the Company's shareholders selling shares in the offering, in a ratio equal to the respective amounts of shares proposed to be sold by such shareholders, if and to the extent that the managing underwriter shall advise Optionee and the Company by letter of its belief that the number of securities requested to be registered exceeds the number that can be sold in (or during the term of) such offering without adversely affecting the marketing of the securities to be sold by the Company.

         (b) In connection with the registration provided for hereunder, Optionee shall use reasonable efforts to cooperate with the Company and shall furnish to the Company in writing such information with respect to it and its proposed distribution as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

         (c) The Company shall pay all expenses incurred by the Company in complying with this Section, including, without limitation, all registration, qualification, and filing fees, blue sky fees and expenses, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, all fees and expenses of the underwriter customarily paid by issuers or sellers of securities (including fees of the National Association of Securities Dealers, Inc.), transfer taxes, escrow fees, fees of transfer agents and registrars, and costs of insurance. Optionee shall pay all underwriting discounts and selling commissions applicable to the sale of the Option Shares being registered.

         (d) (i) The Company shall protect, indemnify and hold Optionee, and its officers, directors, shareholders, attorneys, accountants, employees, affiliates, successors and assigns, harmless from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, investigations, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising out of or based upon (aa) any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference into the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (bb) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (cc) any material violation by the Company of any rule or regulation promulgated under Act applicable to the Company and relating to action or inaction by the Company in connection with any such registration; provided, however, that the Company shall not be liable in the case of (aa) and
(bb) above if and to the extent that the event otherwise giving rise to indemnification arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by a person otherwise entitled to indemnification in writing specifically for use in the Registration Statement or prospectus or information contained in a writing that has been expressly approved or deemed approved by a person otherwise entitled to indemnification.

                  (ii) Optionee shall protect, indemnify and hold the Company and its officers, directors, shareholders, attorneys, accountants, employees, affiliates, successors and assigns, harmless from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, investigations, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising out of or based upon (aa) any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference into the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (bb) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (cc) any material violation by Optionee of any rule or regulation promulgated under the Act applicable to Optionee and relating to action or inaction by Optionee in connection with any such registration; provided, however, that Optionee shall be liable in the case of (aa) and (bb) above only if and to the extent that the event giving rise to indemnification arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by Optionee in writing specifically for use in the Registration Statement or prospectus or information contained in a writing that has been expressly approved or deemed approved by Optionee.

                  (iii) Promptly after receipt by an indemnified party under this Section 6 of notice of the threat or commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party hereunder, notify each such indemnifying party in writing thereof, but the omission so to notify an indemnifying party shall not relieve it from any liability which it may have to any indemnified party to the extent that the indemnifying party is not prejudice as a result thereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so elected; provided, however, that, if the defendants in any such action include both an indemnified party and an indemnifying party and the related indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be believed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party shall be subject to any liability for any settlement made without consent which shall not be unreasonably withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation.

         7. Successors. This Agreement will be binding upon any successor of the Company.

         8. No Rights as Shareholder. Optionee shall have no rights as a shareholder by reason of this Agreement and shall have only those rights expressly conferred by this Agreement.

         9. Nontransferability. This option will not be transferable without the express prior written consent of the Company. More particularly (but without limiting the generality of the foregoing), the option may not be assigned, transferred, pledged or hypothecated in any way, may not be assignable by operation of law, and may not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the option, will be null and void and without effect.

         10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given if delivered or mailed, first class, with postage prepaid, to:

                  if to the Company, addressed to:

                           LinksXpress.Com, inc.
                           625 Howe Street, Suite 402
                           Vancouver, B.C.  V6C-2T6
                           Attention: Mr. Ian Scott Moncrieff; and

                  if to Optionee, addressed to the address for notice set forth beneath Optionee's signature below;

or to such other address for notice as either party shall hereafter notify the other party in writing, from time to time.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first set forth above.

                                                     "COMPANY"

                                                     LINKSXPRESS.COM, INC.

                          By: /s/ Ian Scott Moncrieff,
                                                            Ian Scott Moncrieff,
                                    President

                                                     "OPTIONEE"

                                                     JVWEB, INC.


                              By:/s/ Greg J. Micek
                  Greg J. Micek, President

                                                     Address for Optionee:

                           5444 Westheimer, Suite 2080
                              Houston, Texas 77056